Exhibit 10.5

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of the 25th day of July 2005 (the “Amendment Effective Date”), among ONEOK, INC., an Oklahoma corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”) and as a Lender and L/C Issuer, and the Lenders.

RECITALS

WHEREAS, the Borrower, the Administrative Agent and certain financial institutions (including the Administrative Agent, the “Lenders”) are parties to that certain Credit Agreement dated as of September 17, 2004 (the “Credit Agreement”) as amended by the First Amendment dated May 4, 2005;

WHEREAS, the Borrower and undersigned Lenders desire to amend Section 7.08(a) of the Credit Agreement” pertaining to the debt to capital ratio;

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

Paragraph 1. Amendment to Section 7.08(a) of the Credit Agreement. Section 7.08(a) of the Credit Agreement is hereby amended to read as follows:

7.08 Debt to Capital.

(a) Permit Consolidated Total Indebtedness at any time during the periods set forth below to exceed the percentage of Total Capital set forth opposite such period:

Period	% of Total Capital
7/25/05 through 2/28/06	70.0%
3/01/06 and thereafter	67.5%

Paragraph 2. Amendment Effective Date. This Amendment shall be effective as of the Amendment Effective Date, provided that the Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower and the Required Lenders.

Paragraph 3. Acknowledgment and Ratification Representations and Warranties. The Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Credit Agreement, which Credit Agreement shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed. Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Amendment Effective Date:

(a) (i) all representations and warranties in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (ii) no Default or Event of Default exists;

(b) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not and will not contravene the terms of any of the Borrower’s organizational documents or any Requirement of Law or any

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indenture or loan or credit agreement or any other material agreement or instrument to which the Borrower is a party or by which it is bound or to which it or its properties are subject;

(c) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability thereof, other than routine informational filings with the SEC and/or other Governmental Authorities; and

(d) this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

Paragraph 4. Definitions Generally; Governing Law; Miscellaneous. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. This Amendment shall be governed by the internal laws of the State of New York. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, and (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 5. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER.

Remainder of Page Intentionally Blank.

Signature Pages to Follow

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ONEOK, INC.

By:	/s/ Jim Kneale
Name:	Jim Kneale
Title:	Executive Vice President-
Finance and Administration
and Chief Financial Officer
(Principal Financial Officer)

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michelle A. Schoenfeld
Michelle A. Schoenfeld
Senior Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Michelle A. Schoenfeld
Michelle A. Schoenfeld
Senior Vice President

CITIBANK, N.A., as a Lender and L/C Issuer

By:	/s/ Oscar Cragwell.
Oscar Cragwell
Vice President

ABN AMRO Bank N.V., as
a Lender

By:	/s/
Name:
Title:

JPMORGAN CHASE BANK, N.A., as successor by merger to BANK ONE, NA, as a Lender

By:	/s/
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender

By:	/s/
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/
Name:
Title:

SUNTRUST BANK, as a Lender

By:	/s/
Name:
Title:

BANK OF OKLAHOMA N.A., as a Lender

By:	/s/
Name:
Title:

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/
Name:
Title:

KBC BANK N.V., as a Lender

By:	/s/
Name:
Title:

UMB BANK, N.A., as a Lender

By:	/s/
Name:
Title:

ARVEST BANK, as a Lender

By:	/s/
Name:
Title: